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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)   July 14, 2000
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                               YELLOW CORPORATION
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             (Exact name of registrant as specified in its charter)




           Delaware                     0-12255                48-0948788
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(State or other jurisdiction          (Commission             (IRS Employer
       of incorporation)              File Number)         Identification No.)




 10990 Roe Avenue, P.O. Box 7563,  Overland Park, Kansas         66207
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        (Address of principal executive offices)                (Zip Code)




Registrant's telephone number, including area code   (913) 696-6100
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                                   No Changes.
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         (Former name or former address, if changed since last report.)


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Item 5.  Other Events

Yellow Freight System, a Yellow Corporation subsidiary announced July 14, 2000 that it will implement a general rate increase averaging 5.9 percent effective August 1 for customers not currently on contract rates. The adjustment affects about half of Yellow Freight's revenue base. The remaining business is subject to individually negotiated price increases at contract renewal dates.

Yellow Freight System is based in Overland Park, Kansas and offers a comprehensive range of services for transportation and related movement of goods and materials. Services include: Standard Ground(TM); Definite Delivery(TM), a guaranteed on-time service with 24-7 monitoring; Exact Express(TM), a time-definite expedited, guaranteed air and ground delivery service; and Yellow Global(TM), an international ocean and air forwarding service.

Yellow Corporation is a holding company with wholly owned operating subsidiaries specializing in the national, regional and international transportation of goods and materials. Transportation.com is a jointly owned subsidiary providing an Internet transportation marketplace for information-rich products and services targeted to shippers, carriers and private fleet operators. Headquartered in Overland Park, Kansas, Yellow employs approximately 32,000 people.

Statements contained herein that are not purely historical are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the company's expectations, hopes, beliefs and intentions on strategies regarding the future. It is important to note that the company's actual future results could differ materially from those projected in such forward-looking statements because of a number of factors, including but not limited to inflation, labor relations, inclement weather, competitor pricing activity, expense volatility and a downturn in general economic activity.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      YELLOW CORPORATION
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                                                         (Registrant)

Date:    July 18, 2000                            /s/ H. A. Trucksess, III
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                                                      H. A. Trucksess, III
                                           President Regional Carrier Group and
                                           Interim Chief Financial Officer